SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐            Preliminary Proxy Statement
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☒           Definitive Proxy Statement
☐            Definitive Additional Materials
☐            Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Remote Dynamics, Inc.

(Name of Registrant as Specified in Its Charter)

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	1.	Title of each class of securities to which transaction applies:
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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 15, 2004
SPECIAL MEETING OF STOCKHOLDERS
FORWARD-LOOKING STATEMENTS
PROPOSAL 1:
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
END OF MAJORITY STOCKHOLDER OWNERHSIP
STOCKHOLDER PROPOSALS
ANNUAL REPORT AND FINANCIAL STATEMENTS
Appendix A
Appendix B

REMOTE DYNAMICS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2004

To the Stockholders of Remote Dynamics, Inc.:

     NOTICE IS HEREBY GIVEN that a special meeting of the stockholders of Remote Dynamics, Inc. will be held at Remote Dynamics’ principal executive office at 1155 Kas Drive, Suite 100, Richardson, Texas 75081 on Wednesday, December 15, 2004, at 10:00 a.m., Richardson, Texas time, to consider and vote on the following proposals:

Proposal 1.	The approval of anti-dilution protections in the event of a dilutive stock issuance by us that are contained in two October 1, 2004 stock purchase warrants to purchase 1,000,000 and 625,000 shares of our common stock, respectively, which protections authorize the issuance of additional shares of our common stock to the holder of the warrants if such dilutive issuance protections are triggered.

Proposal 2.	Such business as may properly come before the meeting or at any adjournments or postponements.

     The foregoing items of business are more fully described in the attached proxy statement.

     Only stockholders of record at the close of business on November 15, 2004 are entitled to notice of, and to vote at, the special meeting. A holder of shares of Remote Dynamics’ common stock is entitled to one vote, in person or by proxy, for each share of common stock owned by such holder on all matters properly brought before the special meeting or at any adjournments or postponements.

     All of our common stockholders are invited to attend the special meeting. Whether or not you expect to attend the special meeting, we urge you to complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope to assure your representation at the meeting. In addition, you may also vote via telephone by calling (800) 435-6710 or the Internet at www.eproxy.com/REDI. You will need your control number from your proxy card to vote via telephone or the Internet. You can revoke your proxy at any time before it is voted by delivering written notice to J. Raymond Bilbao at Remote Dynamics’ principal executive office or by attending the meeting and voting in person.

     This proxy statement, instruction card and proxy card are being mailed to our stockholders on or about December 3, 2004.

By Order of the Board of Directors

Remote Dynamics, Inc.

J. Raymond Bilbao, Secretary

1155 Kas Drive
Suite 100
Richardson, Texas 75081
(972) 301-2000

December 3, 2004

REMOTE DYNAMICS, INC.

PROXY STATEMENT FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 15, 2004

GENERAL QUESTIONS AND ANSWERS

     The following questions and answers are intended to provide brief answers to frequently asked questions concerning the proposals described in this proxy statement and the proxy solicitation process. These questions and answers do not, and are not intended to, address all the questions that may be important to you. You should carefully read the remainder of this proxy statement as well as the appendices and the documents incorporated by reference in this proxy statement.

The Special Meeting

Q:	When and where is the special meeting?

A:	The special meeting will be held on Wednesday, December 15, 2004, at 10:00 a.m., Richardson, Texas time, at our principal executive office at 1155 Kas Drive, Suite 100, Richardson, Texas 75081. This proxy statement, instruction card and form of proxy are being mailed to our stockholders on or about December 3, 2004.

Procedures for Voting

Q:	Is my proxy revocable and can I change my vote?

A:	You may revoke your proxy at any time before it is voted by doing one of the following:

•	Sending a written notice revoking your proxy to J. Raymond Bilbao, our Secretary, at 1155 Kas Drive, Suite 100, Richardson, Texas 75081;

•	Signing and mailing to us a proxy bearing a later date; or

•	Coming to our special meeting and voting in person.

Q:	Who is entitled to vote?

A:	Only stockholders of record as of the close of business on November 15, 2004, the record date, will be entitled to vote on the proposals at the special meeting. Each share of common stock is entitled to one vote.

Q:	How do I vote?

A:	You can vote by attending the special meeting in person or by completing, signing and returning your proxy card in the enclosed postage-paid envelope. You can also vote via telephone by calling (800) 435-6710 or via the Internet at www.eproxy.com/REDI. You will need your control number from your proxy card to vote via telephone or the Internet.

Q:	How does discretionary authority apply?

A:	If you sign your proxy card, but do not make any selections, your shares will be voted “FOR” Proposal 1 and, in the discretion of the proxies, as to all other matters which may be properly brought before the special meeting.

Q:	How will votes be counted?

A:	The special meeting will be held if a quorum is represented in person or by proxy at the meeting. A quorum is a majority of our outstanding shares of common stock entitled to vote. As of November 15, 2004, there were 6,866,095 shares of common stock issued and outstanding, and entitled to vote on the proposal. Both abstentions and broker non-votes are treated as shares that are present for quorum purposes.

If you have returned a signed proxy card or attend the meeting in person, then you will be considered part of the quorum, even if you do not vote. Abstentions will have the same effect as votes “AGAINST” that proposal because they are treated as present and entitled to vote for purposes of determining the pool of votable shares, but do not contribute to the affirmative votes required to approve the proposal. Broker non-votes will be treated as unvoted for the purposes of determining approval of that proposal and will have the effect of neither a vote for nor a vote against that proposal. Broker non-votes occur when proxies submitted by brokers, banks or other nominees holding shares in “street” name do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received

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instructions on how to vote on the proposals. Our transfer agent, Mellon Investor Services, LLC, will count the votes and act as inspector.

Q:	What happens if I do not return my proxy card and do not vote at the special meeting?

A:	If you do not attend the special meeting and do not submit a proxy, the effect will be that you will not be considered part of, or count towards, achieving a quorum. With respect to Proposal 1, the failure to return a proxy card and vote will have neither the effect of a vote “FOR” nor “AGAINST” this proposal since only a majority of the quorum is required for approval of this proposal, and you will still not be counted toward achieving a quorum.

Q:	Is my vote confidential?

A:	Yes. Only the inspector, Mellon Investor Services, and certain of our employees will have access to your proxy card. All comments will remain confidential, unless you ask that your name be disclosed.

Our Current Stock Ownership

Q:	What percentage of stock do the directors and officers own?

A:	Our officers and directors collectively and beneficially owned approximately 958,058 shares, or 13.2% of our common stock, as of November 15, 2004.

Q:	Who are the largest principal stockholders?

A:	Minorplanet Systems plc owned 894,682 shares, or approximately 13.1% of our common stock, as of November 15, 2004.

Other Information

Q:	Will I have appraisal rights?

A:	No. You will not have dissenter’s or appraisal rights in connection with Proposal 1.

Q:	Who is soliciting my proxy and who will pay the solicitation expenses?

A:	We are soliciting your proxy and we will pay the cost of preparing and distributing this proxy statement and the cost of soliciting votes, including without limitation, fees and expenses of Mellon Investor Services which fees and expenses will be normal and customary for such services. We will reimburse stockbrokers and other custodians, nominees and fiduciaries for forwarding proxy and solicitation material to the owners of common stock.

Q:	Who can help answer my additional questions?

A:	Stockholders who would like additional copies, without charge, of this proxy statement or have additional questions, including the procedures for voting their shares, should contact:

J. Raymond Bilbao
Senior Vice President, General Counsel & Secretary
1155 Kas Drive, Suite 100
Richardson, Texas 75081
Telephone: (972) 301-2000

     This question and answer information sheet is qualified in its entirety by the more detailed information contained in this proxy statement. You are strongly urged to carefully read this proxy statement in its entirety before you vote.

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FORWARD-LOOKING STATEMENTS

     Statements in this proxy statement that are not historical facts are “forward-looking statements” within the meaning of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify these forward-looking statements by words such as:

•	may;

•	estimates;

•	believes;

•	anticipates;

•	expects;

•	intends;

•	predicts;

•	projects;

•	potential;

•	should;

•	could; and

•	similar expressions (and the negative of these terms).

These statements involve known and unknown risks and uncertainties that may cause the actual results or outcomes to be materially different from those anticipated and discussed in this proxy statement. In assessing forward-looking statements contained herein, you are urged to read carefully all cautionary statements contained in this proxy statement and in those other filings made by us with the Securities and Exchange Commission.

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This proxy statement contains important information that should be read before any decisions are made with respect to the proposals. You are strongly urged to read this proxy statement in its entirety as well as the appendices and the documents incorporated by reference in this proxy statement.

PROPOSAL 1:
Approval of Anti-Dilution Protections in Warrants That
Authorize Common Stock Issuances Pursuant to Such Provisions

     You are being asked to approve anti-dilution protections in the event of a dilutive stock issuance by us that are contained in two October 1, 2004 stock purchase warrants to purchase 1,000,000 and 625,000 shares of our common stock, respectively, which protections may reduce the exercise price on warrants. If you approve Proposal 1, we will not receive any additional consideration if such dilutive issuance anti-dilution rights are actually triggered.

     On October 1, 2004, we closed the private placement of 5,000 shares of series A preferred stock to a private investor in exchange for $5 million in cash. As part of this transaction, we also issued to the investor two stock purchase warrants to purchase 1,000,000 and 625,000 shares of our common stock, respectively.

     We are seeking the approval of Proposal 1 because we have contractually agreed to do so with the investor pursuant to Section 3(f) of each warrant agreement. The anti-dilution protective provisions you are being asked to approve are contained in Section 4(g) of each warrant. The following description of each stock purchase warrant is qualified in its entirety by reference to the full text of the warrants, which are attached to this proxy statement as Appendix A and Appendix B, respectively.

Description of the Warrants

     With respect to the first warrant, or structured warrant, the investor has the right to purchase up to 1,000,000 shares of our common stock at an initial exercise price equal to $0.909 per share. We failed to satisfy the condition to sign a two-year agreement with the SBC companies with minimum annual revenues of $10 million per year on or before November 15, 2004, which is referred to as the SBC Condition. Thus, pursuant to the warrant agreement, the per share exercise price for the warrant issued to the selling stockholder was adjusted to equal 75% of the average closing price of our common stock for the 10 trading day period immediately prior to November 15, 2004, or $0.667 per share, and will be further adjusted on January 15, 2005 to equal 75% of the average closing price of our common stock for the 10 trading day period immediately prior to January 15, 2005; provided, in each instance that the exercise price may only be adjusted downward and not upward. Based upon the current trading price of our common stock, the exercise price of these warrants may be adjusted downward which would allow the holder to obtain shares of our common stock at a lower price and thereby increase the potential dilution to our stockholders. In addition, the right of the holder to maintain an investment oversight committee to monitor and approve the expenditure of the net proceeds from the sale of the series A preferred stock shall remain in effect indefinitely. The structured warrant may be exercised at any time until October 1, 2009.

     The second warrant, the incentive warrant, to purchase 625,000 shares of our common stock was issued to the investor at the same exercise price and adjustment terms as the structured warrant described above, and the incentive warrant’s remaining terms are identical except: (i) the incentive warrant is only exercisable from September 1, 2005 through September 1, 2010, and (ii) we have the right to repurchase the warrant in full for a total price of $10.00 provided that (A) the trading price of the common stock exceeds $7.50 (subject to adjustment for stock splits, etc.) for 10 consecutive trading days at anytime during the period beginning January 1, 2005 and ending June 30, 2005, and (B) our gross revenue exceeds $9,999,999 for the six-month period ending June 30, 2005. We failed to satisfy the SBC Condition contained in this warrant. Accordingly, the same price adjustments made to the structured warrant discussed above were made to this incentive warrant on November 15, 2004, and will also be made on January 15, 2005 if the exercise price is adjusted again, thereby further increasing the potential dilution to our stockholders. Both the structured warrant and the incentive warrant contain a provision that prevents any holder from exercising any part of the warrant if such exercise would result in such holder beneficially owning or having the right to vote more than 4.99% of our outstanding shares of common stock.

Dilutive Issuance Anti-Dilution Provisions

     Each warrant contains standard anti-dilution provisions that require a proportional adjustment to the exercise price for the warrant in the event that the number of outstanding shares of our common stock is increased by a stock split, stock dividend, combination, reclassification or similar event. In the event there is a pro rata distribution of assets or stock to our common stockholders, then the holder of the warrant shall be entitled to receive a pro rata share of such assets or stock as if the warrant had been exercised in full. You are not being asked to approve these provisions as they are already in effect with respect to each warrant and do not require stockholder approval.

     Dilutive Issuance Protections Generally. Each warrant agreement also contains certain anti-dilution price protections in the event of a dilutive stock issuance (in addition to anti-dilution protections for stock splits and other similar pro rata events). However, pursuant to Section 4(g) of each warrant, the adjustment to the number of shares issuable upon exercise of the warrants as a result of a dilutive stock issuance will only apply if we obtain stockholder approval of such adjustment in accordance with those provisions. We are contractually obligated to call and hold this special meeting of our stockholders for the purpose of voting to approve the removal of the limitation to the adjustment of the number of shares of common stock issuable upon exercise of the warrants pursuant to the last sentence of section 4(g) of the warrants.

     Formula for Adjustment Upon Dilutive Issuance. Each stock purchase warrant provides for adjustment to its exercise price if we issue or sell any shares of common stock for consideration per share less than the warrants’ exercise price in effect on the date of such issuance or sale. Such transaction is referred to in this proxy statement as a dilutive issuance. In the event of a dilutive issuance, the warrants’ new adjusted exercise price is calculated by:

(a)	dividing the aggregate consideration received by Remote Dynamics upon the dilutive issuance by the warrants’ exercise price on the date of the dilutive issuance;

(b)	adding the number of shares of common stock outstanding immediately prior to the dilutive issuance to the result of clause (a);

(c)	dividing the result of clause (b) by the total number of shares of common stock outstanding (after giving effect to the dilutive issuance) plus the maximum number of shares of common stock issuable upon the exercise, conversion or exchange of securities convertible into common stock and the maximum number of shares of common stock issuable upon the exercise of the options, warrants or other rights to purchase or subscribe for shares of common stock or convertible securities; and

(d)	multiplying the result of clause (c) by the warrants’ exercise price on the date of the dilutive issuance.

     In no event can the adjustment to the warrants’ exercise price be made if such adjustment would result in an increase in the warrants’ exercise price. Accordingly, only a decrease in the exercise price upon a dilutive issuance is possible if Proposal 1 is approved.

Effect on Exercise Price

     The calculation of each warrant’s adjusted exercise price is subject to the following:

     Issuance of purchase rights. If Remote Dynamics issues or sells any right to purchase shares of its common stock and the price per share is less than the warrants’ exercise price in effect on the date of issuance or sale of such purchase rights, the warrants provide that the maximum total number of shares of common stock issuable upon the exercise of all such purchase rights shall be deemed to be outstanding and to have been issued and sold by Remote Dynamics for such price per share. The warrants’ exercise price will not be further adjusted upon the actual issuance of such common stock.

     Issuance of Convertible Securities. If Remote Dynamics issues or sells any convertible securities and the price per share is less than the warrants’ exercise price in effect on the date of issuance or sale of such convertible securities, the warrants provide that the maximum total number of shares of common stock issuable upon the conversion, exercise or exchange of all such convertible securities shall be deemed to be outstanding and to have been issued and sold by Remote Dynamics for such price per share. The warrants’ exercise price will not be further adjusted upon the actual issuance of such common stock.

     Change in Option Price or Conversion Rate. If there is a change in (a) the amount of additional consideration payable upon the exercise of any purchase rights or the conversion, exercise or exchange of any convertible securities or (b) the rate at which any convertible securities are convertible into or exercisable or exchangeable for common stock (other than to protect against dilution), the warrants’ exercise price in effect at the time of such change shall be readjusted to the warrants’ exercise price which would have been in effect at such time had such purchase rights or convertible securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

     Calculation of Consideration Received. The consideration received for any common stock, purchase rights or convertible securities issued or sold for cash shall be the amount received by Remote Dynamics (after deduction of all underwriting discounts or allowances). The consideration received for any common stock, purchase rights or convertible securities issued or sold for any consideration other than cash shall be the fair market value of such consideration, unless the consideration is securities, in which case the consideration received will be its market price as of the date of receipt.

     The consideration received for any common stock, purchase rights or convertible securities issued in connection with any merger or consolidation in which Remote Dynamics is the surviving corporation shall be the fair market value of the net assets and business of the non-surviving corporation attributable to such common stock, purchase rights or convertible securities.

     However, if common stock, purchase rights or convertible securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the holder of the warrants may elect to determine the amount of consideration deemed received by Remote Dynamics by deducting the fair value of any type of securities issued or sold in such transaction or series of transactions. If the holder of the warrants makes this election, no adjustment to the exercise price shall be made for the issuance of the disregarded securities or upon any conversion, exercise or exchange thereof.

     Issuances Pursuant to Existing Securities. Shares of common stock issued pursuant to any anti-dilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any convertible securities or purchase rights shall be deemed issued for no consideration if they were (a) outstanding as of the date of the warrants but not disclosed to the warrant holder on or before the closing of the series A preferred stock transaction or (b) disclosed to the warrant holder, but the number of shares that Remote Dynamics issues exceeds the amount disclosed.

     Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, the warrants’ exercise price shall not be adjusted upon:

(a)	the issuance under the warrants of common stock upon the exercise or conversion of any convertible securities or purchase rights outstanding on October 1, 2004, the date of the warrants, to this holder;

(b)	the grant of options to purchase common stock, with exercise prices not less than the market price of the common stock on the date of grant, which are issued to employees, officers, directors or consultants of Remote Dynamics in order to solicit or retain their employment or service pursuant to any equity compensation plan in effect as of the date of the warrants and the issuance of shares of common stock upon the exercise thereof;

(c)	conversion of the series A preferred stock or exercise of the warrants; or

(d)	the issuance of securities in connection with strategic business partnerships or joint ventures not intended to raise additional capital.

     Adjustment in Number of Shares. If the exercise price is adjusted as set forth above, the number of shares of common stock issuable upon exercise of the warrants at such exercise price shall be adjusted by (a) multiplying the exercise price in effect immediately prior to such adjustment by the number of shares of common stock issuable upon exercise of the warrant at such exercise price and (b) dividing that number by the adjusted exercise price. This adjustment to the number of shares issuable upon exercise of the warrants is only available if the requisite vote of the stockholders of Remote Dynamics has been obtained. If such vote has been obtained, the warrants’ anti-dilution price protections for dilutive issuances will be effected and Remote Dynamics will be authorized to issue additional shares of common stock in furtherance of such protections.

Reasons for Approving Proposal 1

     We are soliciting your proxy and seeking your vote to approve Proposal 1, the removal of the limitations on the adjustments to the to number of shares of common stock issuable upon exercise of the October 1, 2004 stock purchase warrants as a result of a dilutive issuance, because we have agreed to do so with the warrant holder pursuant to Section 3(f) of each warrant agreement. Section 3(f) requires us to call a special meeting, prepare these proxy materials to solicit your vote, recommend that you approve the Proposal 1 and otherwise use commercially reasonable best efforts to obtain stockholder approval of Proposal 1. The reason that Section 3(f) is contained in the warrant agreements is to make sure that the warrants comply with Nasdaq rules regarding stock dilutive issuances without stockholder approval.

     As the holder of the warrants desired to have anti-dilution protection in the warrant agreements for dilutive stock issuances, it required the inclusion of Section 3(f) to the warrant agreements as part of the overall investment in our series A preferred stock. The board of directors believed that it was in the best interest of our company and its stockholders to accept the overall terms of the series A preferred stock and agreed to call a special meeting and solicit your proxy to approve Proposal 1. In addition, the holder of the warrants continues to hold significant approval rights over our company by virtue of its ownership of all of our outstanding series A preferred stock. As we will likely require the approval of this holder to certain of our transactions in the future, including (without limitation) a future financing needed to sustain our business operations, we believe that it is important to continue to maintain a strong and positive relationship with the investor and we therefore recommend that the stockholder approve Proposal 1. The approval of Proposal 1 could result in substantial dilution to our common stockholders.

Consequences for Failure to Approve Proposal 1

     The approval we are required to seek, and are seeking, from you is very limited as the investor is already permitted to exercise the warrants in full pursuant to the terms thereof regardless of whether the stockholders approve Proposal 1. The warrants were structured in a manner to comply with applicable Nasdaq Marketplace rules. With the exception of the adjustment to the number of shares of common stock issuable upon exercise of the warrants as result of a dilutive issuance contained in Section 4(g) of the warrant agreements discussed above, all other provisions of the warrant agreements are already in force and will remain so as such provisions are not implicated by applicable Nasdaq Marketplace rules.

     If the stockholders fail to approve Proposal 1 at the special meeting, then we are contractually obligated by the terms of the warrant agreements to use commercially reasonable best efforts to continue to include Proposal 1 in our proxy materials for every annual meeting until such approval is obtained from the stockholders and to recommend that you vote in favor of such approval (subject to the proper exercise of fiduciary duties by the board of directors). Accordingly, while we will owe no penalties to the holder of the warrants for failure to obtain stockholder approval of Proposal 1, we will be required to bear certain marginal costs to include such proposal in our proxy materials for every annual meeting we hold on a going forward basis. We do not presently expect that these costs will be material to us.

Vote Required and Recommendation

     The affirmative vote of a majority of the outstanding shares present is required to approve Proposal 1. Broker non-votes and abstentions will not be counted as votes for the approval such dilutive issuance anti-dilution protections in the warrants and the authorization of the issuance of additional shares of our common stock. The approval of Proposal 1 is not conditioned upon the approval of the other proposal.

     The board of directors recommends that you vote “FOR” Proposal 1, the approval of anti-dilution protections relating to dilutive issuances in warrant agreements described above and the authorization of the issuance of additional shares of our common stock if such protections are triggered. All proxies solicited by the board of directors will be voted “FOR” the approval of Proposal 1 unless stockholders specify in their proxies contrary choices.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of November 15, 2004, regarding direct beneficial ownership of our common stock and the percentage of total voting power held by:

•	each stockholder who is known by us to own more than five percent (5%) of our outstanding common stock;

•	each director;

•	each executive officer; and

•	all directors and executive officers as a group.

Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

	Number of Shares of
	Common Stock	Percent of Class
	Beneficially	Beneficially
Name of Holder	Owned	Owned
Suntron Corporation 2501 W. Grandview Rd. Phoenix, AZ 85023	388,321	6.0%

Merced Partners 601 Carlson Parkway, #200 Minnetonka, MN 55305	625,558	9.2%

Minorplanet Systems PLC Greenwich House Sheepscar, Leeds LS4 2LE United Kingdom	894,682	13.1%

Mackay Shields LLC 9 West 57th Street New York, NY 10019	663,374	9.7%

OTA, L.L.C. 401 City Avenue, Suite 526 Bala Cynwyd, PA 19004	563,400	8.2%

Gerry C. Quinn (Director)	0	0

Dennis R. Casey (Officer & Director) (1)	150,000	2.2%

Thomas Honeycutt (Director) (2)	19,241	*

Matthew Petzold (Director)	0	0

Gregg Pritchard (Director)	0	0

Stephen CuUnjieng (Director) (3)	413,793	5.7%

David H. Bagley (Officer)	75,000	1.1%

J. Raymond Bilbao (Officer) (1)	100,000	1.5%

Robert Gray (Officer)	24	*

Robert J. Lambert, Jr. (Officer)	0	0

W. Michael Smith (Officer) (1)	100,000	1.5%

Joseph W. Pollard (Officer) (1)	100,000	1.5%

All directors and officers as a group (12 persons) (4)	958,058	13.2%

*	Less than 1%

(1)	These shares of common stock have been issued and registered in the name of this individual but the transfer of such shares of common stock is prohibited until certain performance objectives are achieved by the individual.

(2)	This individual owns 2,000 shares and is deemed to beneficially own 17,241 shares issuable upon conversion of a convertible promissory note as of November 15, 2004.

(3)	This individual does not actually own any shares but is deemed to beneficially own 413,793 shares issuable upon conversion of a convertible promissory note as of November 15, 2004.

(4)	All directors and executive officers (12 persons) collectively own 527,024 shares of common stock, and are deemed to collectively beneficially own an additional 431,034 shares issuable upon conversion of a convertible promissory note as of November 15, 2004.

END OF MAJORITY STOCKHOLDER OWNERHSIP

     On October 6, 2003, Minorplanet Systems plc transferred 42.1 percent (approximately 4.1 million shares) of our outstanding common shares beneficially owned by it to Erin Mills Investment Company, ending its majority ownership of our common stock. Following the share transfer on October 6, 2003, Erin Mills beneficially owned 46 percent (approximately 4.4 million shares) of our outstanding common stock, while Minorplanet Systems plc retained 19.9 percent (approximately 9.6 million shares) of our outstanding common stock.

     In connection with the Minorplanet UK share transfer to Erin Mills, we obtained an option to repurchase from Erin Mills up to 3.9 million shares of our common stock at a price of $0.05 for every 1,000 shares. Gerry Quinn, the president of Erin Mills, currently serves on our board of directors. When we emerged from bankruptcy effective July 2, 2004, we repurchased all 3.9 million shares (not adjusted for December 3, 2003 1-for-five reverse stock split) for a nominal sum in accordance with the third amended plan of reorganization, as modified. Minorplanet Systems plc remains the largest holder of our common stock, beneficially owning approximately 894,682 shares, or 13.1% of the outstanding shares of our common stock, as of November 15, 2004.

STOCKHOLDER PROPOSALS

     We must receive any stockholder proposal intended for inclusion in the proxy materials for our annual meeting to be held in 2005 no later than April 29, 2005 to have such proposal included in our proxy statement for the 2005 annual meeting. You must submit your proposal in writing to our Corporate Secretary:

J. Raymond Bilbao
1155 Kas Drive, Suite 100,
Richardson, Texas 75081
Telephone (972) 301-2000

APPRAISAL RIGHTS

     No appraisal rights are available under the Delaware General Corporation Law or under Remote Dynamics’ certificate of incorporation or bylaws to any stockholder who dissents from Proposal 1.

ANNUAL REPORT AND FINANCIAL STATEMENTS

     Our annual report on Form 10-K, which includes our consolidated financial statements as of and for the period ended August 31, 2004, is being mailed to you along with this proxy statement. Our annual report on Form 10-K for the period ended August 31, 2004 is incorporated by reference into and made a part of this proxy statement. Upon written request, we will provide, without charge to any stockholder, a copy of our annual report on Form 10-K, including the financial statements and financial statement schedules to such report. Such request should be directed to:

1155 Kas Drive
Suite 100
Richardson, Texas 75081
(972) 301-2000
Attn: J. Raymond Bilbao

OTHER MATTERS

     Our board of directors knows of no other matters that will be presented for consideration at this special meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

J. RAYMOND BILBAO

Secretary

December 3, 2004

Appendix A

Stock Purchase Warrant to Purchase 1,000,000 Shares of Common Stock

VOID AFTER 5:00 P.M., NEW YORK CITY
TIME, ON OCTOBER 1, 2009
(UNLESS EXTENDED PURSUANT TO SECTION 2 HEREOF)

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Right to Purchase 1,000,000 Shares of
Common Stock, par value $.01 per share

Date: October 1, 2004

REMOTE DYNAMICS, INC.
STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, SDS Capital Group SPC, Ltd., or its registered and permitted assigns, is entitled to purchase from Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at any time or from time to time during the period specified in Section 2 hereof, One Million (1,000,000) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”), at an initial exercise price per share (the “Exercise Price”) equal to $0.909; provided, however, that if SBC Services, Inc. and/or its affiliates (“SBC”) shall not have awarded the Company a contract pursuant to its Request for Quotation for the provision of VTS equipment and service by November 15, 2004, with (a) a minimum term of one (1) year through which the Company will receive a minimum of $10,000,000.00 in annual gross revenues (determined in accordance with U.S. generally accepted accounting principles, consistently applied (“GAAP”) and which contract contemplates the renewal by SBC for at least one (1) additional year, or (b) a minimum term of two (2) years through which the Company will receive a minimum of $10,000,000.00 in annual gross revenues (determined in accordance with GAAP), then the Exercise Price shall be equal to .75 multiplied by the average Market Price for the Common Stock for the ten trading day period immediately preceding November 15, 2004; provided, further, that if SBC and the Company shall not have executed a definitive agreement for the provision of VTS equipment and service by January 15, 2005, with (a) a minimum term of one (1) year through which the Company will receive a minimum of

$10,000,000.00 in annual gross revenues (determined in accordance with GAAP) and which contract contemplates the renewal by SBC for at least one (1) additional year, or (b) a minimum term of two (2) years through which the Company will receive a minimum of $10,000,000.00 in annual gross revenues (determined in accordance with GAAP), then the Exercise Price shall be equal to ..75 multiplied by the average Market Price for the Common Stock for the ten trading day period immediately preceding January 15, 2005. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term “Warrant” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, including all Warrants issued upon transfer or exchange of this Warrant as provided herein, and the term “Warrants” means this Warrant and the other warrants of the Company issued pursuant to the Securities Purchase Agreement dated as of October 1, 2004 by and among the Company and the other signatories thereto (the “Securities Purchase Agreement”).

     This Warrant is subject to the following terms, provisions and conditions:

1. Exercise of Warrant.

     (a) Subject to the provisions hereof, including, without limitation, the limitations contained in Section 10 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise notice in the form attached hereto (the “Exercise Notice”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by written notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Notice or (ii) if the holder is effectuating a Cashless Exercise (as defined in Section 9 hereof) pursuant to Section 9 hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Notice.

     (b) The Warrant Shares purchased upon exercise of this Warrant in accordance with this Section 1 shall be deemed to be issued to the holder hereof or the holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Notice shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Notice, shall be delivered to the holder hereof or the holder’s designee within a reasonable time, not exceeding two business days, after this Warrant shall have been so exercised (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder is not obligated to return such certificate for the placement of a legend thereon (pursuant to the Securities Purchase Agreement), the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder or the holder’s designee by crediting the account of the holder or the holder’s designee or its respective nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the

Company shall deliver to the holder or the holder’s designee physical certificates representing the Warrant Shares so purchased. Notwithstanding the foregoing, the holder or the holder’s designee may instruct the Company to deliver to the holder or such designee physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof or the holder’s designee, shall be registered in the name of the holder or such other name as shall be designated by the holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of October 1, 2004, by and among the Company and the other signatories thereto (the “Registration Rights Agreement”) or otherwise may be sold by the holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (c) If, at any time, a holder of this Warrant submits this Warrant, an Exercise Notice and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Notice (including pursuant to a Cashless Exercise), and the Company fails for any reason (other than the reasons contemplated by Section 10 hereof) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an “Exercise Default”), then the Company shall pay to the holder payments (“Exercise Default Payments”) for an Exercise Default in the amount of (i) (N/365), multiplied by (ii) the amount by which the Market Price (as defined in Section 11 hereof) of the Common Stock on the date the Exercise Notice giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the “Exercise Default Date”) exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (iv) .18, where N equals the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash and shall be made to the holder by the fifth day of the month following the month in which it has accrued. Nothing herein shall limit the holder’s right to pursue actual damages for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

2. Period of Exercise. This Warrant shall be exercisable at any time or from time to time during the period (the “Exercise Period”) commencing on the date of initial issuance of this Warrant (the “Issue Date”) and ending at 5:00 p.m., New York City time, on the fifth anniversary of the Issue Date. The Exercise Period shall automatically be extended by one day for each day on which (a) the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof or otherwise fails to deliver shares of Common Stock in the names set forth in Section 1 hereof upon proper exercise hereof, or (b) the Warrant Shares are not then otherwise registered for resale as required pursuant to the terms of the Registration Rights Agreement.

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

     (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

     (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 10 hereof).

     (c) Listing. The Company shall use commercially reasonable efforts to promptly secure the listing or quotation of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated or electronic quotation system, if any, upon which shares of Common Stock are then listed or quoted or become listed or quoted (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list or apply for quotation on each national securities exchange or automated or electronic quotation system, as the case may be, and shall maintain such listing or quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed or quoted on such national securities exchange or automated or electronic quotation system.

     (d) Certain Actions Prohibited. The Company shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

     (f) Stockholder Approval; Special Meeting of Stockholders. Promptly following the Issuance Date, the Company and its Board of Directors shall (i) prepare proxy materials and solicit proxies requesting Stockholder Approval, (ii) call a special meeting (the “Special Meeting”) of the Company’s stockholders (which shall be held no later than December 1, 2004, subject to any delay caused solely by the SEC’s review of the preliminary proxy statement relating thereto) for the purpose of obtaining Stockholder Approval, (iii) recommend that the Company’s stockholders vote in favor of such approval, and (iv) otherwise use commercially reasonable best efforts to obtain Stockholder Approval. If Stockholder Approval is not obtained at the Special Meeting, the Company and its Board of Directors shall continue to use commercially reasonable best efforts to obtain Stockholder Approval and shall include in the Company’s proxy materials for the next annual meeting of the Company’s stockholders following the Issuance Date, and for each successive annual meeting of the Company’s stockholders until Stockholder Approval is obtained, a request for Stockholder Approval, and, unless the Board of Directors receives an opinion of counsel advising that such recommendation would constitute a breach of the Directors’ fiduciary duties imposed by applicable law, shall recommend that the Company’s stockholders vote in favor of such approval. All expenses related to the solicitation of proxies with respect to, or otherwise incurred in connection with, obtaining Stockholder Approval shall be borne by the Company. “Stockholder Approval” means the affirmative vote by the holders of the requisite number of votes cast at a meeting of stockholders to duly and validly approve the removal of the limitation to the adjustment of the number of shares of Common Stock issuable upon exercise of the Warrant pursuant to the last sentence of Section 4(g).

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

     (a) Stock Splits, Stock Dividends, Etc. If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such increase shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such decrease shall be proportionately increased.

     (b) Merger, Consolidation, Etc. If, at any time during the Exercise Period, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) — (iv) above being a “Corporate Change”), then the holder hereof shall thereafter have the right to receive upon exercise of this Warrant, in lieu of the Warrant Shares otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of Warrant Shares which would have been issuable upon exercise had such Corporate Change not taken place (without giving effect to the limitations contained in Section 10), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holder hereof) shall be made with respect to the rights and interests of the holder to the end that the economic value of this Warrant is in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Company, an immediate adjustment of the Exercise Price and Warrant Shares so that the Exercise Price and Warrant Shares immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Exercise Price and the Warrant Shares and the value of the Company’s Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise thereof. The Company shall not effect any Corporate Change unless (A) the holder hereof has received written notice of such transaction at least 30 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonable satisfactory to the holder hereof) the obligations of the Company under this Warrant. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon exercise hereof as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     (c) Distributions. If, at any time during the Exercise Period, the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution”), then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

     (d) Convertible Securities and Purchase Rights. If, at any time during the Exercise Period, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or

Purchase Rights which the holder would have received with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the exercise of this Warrant, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder receives such Convertible Securities or Purchase Rights pursuant to the exercise hereof.

     (e) Dilutive Issuances.

          (i) Adjustment Upon Dilutive Issuance. If, at any time the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(e) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price in effect on the date of issuance or sale (or deemed issuance or sale) (a “Dilutive Issuance”), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted in accordance with the following formula:

AEP= C x	O+P/C

CSDO

where:

     AEP = the adjusted Exercise Price;

     C = the Exercise Price on (a) for purposes of any private sale of securities exempt from registration under Section 3(b) or 4(2) of the Securities Act, the date that the Company enters into legally binding definitive agreements for the issuance of such Common Stock, and (b) for purposes of any other such issuance of Common Stock, the date of issuance thereof;

     O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

     P = the aggregate consideration, calculated as set forth in Section 4(e)(ii) hereof, received by the Company upon such Dilutive Issuance; and

     CSDO = the total number of shares of Common Stock actually outstanding (after giving effect to the Dilutive Issuance, and not including shares of Common Stock held in the treasury of the Company), plus (a) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Purchase Rights, the maximum total number of shares of Common Stock issuable upon the exercise of the Purchase Rights for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Purchase Rights), and (y) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Convertible Securities, the maximum total number of shares of

Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

     Notwithstanding the foregoing, no adjustment shall be made to this Section 4 if such adjustment would result in an increase in the Exercise Price.

          (ii) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under clause (i) of this Section 4(e), the following will be applicable:

               (1) Issuance of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Purchase Rights” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

               (2) Issuance of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a “Variable Rate Convertible Security”), then for purposes of the next preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof was seventy-five percent (75%) of the actual conversion price on such date (the “Assumed Variable Market Price”), and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4(e) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

               (3) Change in Option Price or Conversion Rate. If there is a change at any time in (A) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (B) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

               (4) Calculation of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the

Market Price thereof as of the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock, Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the holder hereof may elect to determine the amount of consideration deemed to be received by the Company therefor by deducting the fair value of any type of securities (the “Disregarded Securities”) issued or sold in such transaction or series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Exercise Price shall be made pursuant to this Section 4(e) for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. For example, if the Company were to issue convertible notes having a face value of $1,000,000 and warrants to purchase shares of Common Stock at an exercise price equal to the Market Price of the Common Stock on the date of issuance of such warrants in exchange for $1,000,000 of consideration, the fair value of the warrants would be subtracted from the $1,000,000 of consideration received by the Company for the purposes of determining whether the shares of Common Stock issuable upon conversion of the convertible notes shall be deemed to be issued at a price per share below Exercise Price and, if so, for purposes of determining any adjustment to the Exercise Price hereunder as a result of the issuance of the convertible notes. The Company shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the holder hereof does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder, with the costs of such appraisal to be borne by the Company.

               (5) Issuances Pursuant to Existing Securities. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof but not included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Purchase Rights included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement as a result of the issuance of the Series A Preferred Stock or Warrants pursuant to the Securities Purchase Agreement and the number of shares that the Company issues (or is obligated to issue) as a result of such initial issuance exceeds the amount specified in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, such excess shares shall be deemed to have been issued for no consideration.

               (6) Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made upon (A) this issuance of Common Stock upon the exercise or conversion of any Convertible Securities or Purchase Rights outstanding on the Issue Date and described in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement in accordance with the terms of such Convertible Securities and Purchase Rights as of such date; (B) the grant of options to purchase Common Stock, with exercise prices not less than the Market Price of the Common Stock on the date of grant, which are issued to employees, officers, directors or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to any equity compensation plan of the Company in effect on the Issue Date, and the issuance of shares of Common Stock upon the exercise thereof; (C) conversion of the Series A Preferred Stock or exercise of the Warrants, or (D) the issuance of securities in connection with strategic business partnerships or joint ventures, the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital.

     (f) Other Action Affecting Exercise Price. If, at any time during the Exercise Period, the Company takes any action affecting the Common Stock that would be covered by Section 4(a) through (e), but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

     (g) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price. Notwithstanding the foregoing, no adjustment to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as a result of adjustments to the Exercise Price pursuant to Section 4(e) unless Stockholder Approval has been obtained, after which time the limitation set forth in this sentence shall be of no force or effect for future adjustments; provided, however, that once Stockholder Approval has been obtained, any adjustment made to the Exercise Price prior to Stockholder Approval that would have resulted in an adjustment to the number of shares of Common Stock issuable upon the exercise of this Warrant but for the limitation set forth in this sentence shall be applied effective as of the date of the dilutive issuance giving rise to such adjustment as if such limitation had not existed.

     (h) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment or readjustment of the Exercise Price or change in number or type of stock, securities and/or other property issuable upon exercise of this Warrant, then, and in each such case, the Company shall give notice thereof to the holder hereof, which notice shall state the Exercise Price resulting from such adjustment or readjustment and any change in the number of type of stock, securities and/or other property issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

     (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

     (j) Other Notices. In case at any time:

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company’s past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (A) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder hereof.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this

Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, Redemption and Replacement of Warrant.

     (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and 10 hereof and to the provisions of Section 5 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

     (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price therefor) as shall be designated by the holder hereof at the time of such surrender.

     (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The holder shall pay all taxes and all other expenses (other than legal expenses, if any, incurred by the Company) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

     (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     (f) Transfer or Exchange Without Registration. If, at the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company’s counsel renders such an opinion, and up to $1,000 of such cost (subject to a maximum aggregate cost of $10,000) shall be borne by the Company if the holder’s counsel is required to render such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

9. Cashless Exercise. This Warrant may be exercised at any time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price of a share of the Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

10. Restrictions on Exercise and Transfer. In no event shall the holder hereof have the right to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the holder and its affiliates together beneficially owning more than 4.99% of the outstanding shares of Common Stock. For purposes of this Section 10, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 10 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holder hereof shall approve, in writing, such alteration, amendment, deletion or change.

11. Certain Definitions. For purposes of this Warrant, the following capitalized terms shall have the respective meanings assigned to them:

     (a) “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

     (b) “Market Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (in any case, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

     (c) “trading day” means any day on which the SmallCap Market or, if the Common Stock is not then traded on the SmallCap Market, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

12. Miscellaneous.

     (a) Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b) Construction. Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Warrant, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     (c) Severability. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

     (d) Entire Agreement; Amendments. This Warrant contains the entire understanding of the Company and the holder hereof with respect to the matters covered herein. Subject to any additional express provisions of this Warrant, no provision of this Warrant may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Warrant may be amended other than by an instrument in writing signed by the Company and the holder.

     (e) Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)	If to the Company:

Remote Dynamics, Inc. 1155 Kas Drive, Suite 100 Richardson, TX 75081 Telephone: 972-301-2733 Facsimile: 972-301-2263 Attention: J. Raymond Bilbao, Esquire

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Locke Liddell & Sapp LLP 2200 Ross Avenue Suite 2200 Dallas, TX 75201-6776 Telephone: 214-740-8570 Facsimile: 214-756-8570 Attention: Stephen L. Sapp. Esquire

          (ii) If to the holder, at such address as shall be set forth in the Warrant Register from time to time.

     (f) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the holder and their respective permitted successors and assigns. Except as provided herein, the Company shall not assign this Warrant or its obligations hereunder. The holder hereof may assign or transfer this Warrant and such holders rights hereunder in accordance with Section 7 hereof.

     (g) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder by vitiating the intent and purpose of this Warrant. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

REMOTE DYNAMICS, INC.
By:	/s/ W/ Michael Smith
	Name:	W. Michael Smith
	Title:	Chief Operating Officer

FORM OF EXERCISE NOTICE

(To be Executed by the Holder in order to Exercise the Warrant)

To:	Remote Dynamics, Inc. 1155 Kas Drive, Suite 1000 Richardson, TX 75081 Facsimile: (972) 301-2263 Attention: Chief Executive Officer

          The undersigned hereby irrevocably exercises the right to purchase        shares of the Common Stock of Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at the current Exercise Price of $      , evidenced by the attached Warrant, and herewith [makes payment of the Exercise Price with respect to such shares in full][elects to effect a Cashless Exercise (as defined in Section 9 of such Warrant)], all in accordance with the conditions and provisions of said Warrant.

          The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐ The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Notice to the account of the undersigned or its nominee (which is        ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”), provided that such transfer agent participates in the DTC Fast Automated Securities Transfer program.

☐ In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Notice by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:

Signature of Holder

Name of Holder (Print)

Address:

FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints                    as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:	,

In the presence of

Name:

Signature:

Title of Signing Officer or Agent (if any):

Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant.

Appendix B

Stock Purchase Warrant to Purchase 625,000 Shares of Common Stock

VOID AFTER 5:00 P.M., NEW YORK CITY
TIME, ON SEPTEMBER 1, 2010
(UNLESS EXTENDED PURSUANT TO SECTION 2 HEREOF)

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

Right to Purchase 625,000 Shares of
Common Stock, par value $.01 per share

Date: October 1, 2004

REMOTE DYNAMICS, INC.
STOCK PURCHASE WARRANT

     THIS CERTIFIES THAT, for value received, SDS Capital Group SPC, Ltd., or its registered and permitted assigns, is entitled to purchase from Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at any time or from time to time during the period specified in Section 2 hereof, Six Hundred Twenty-Five Thousand (625,000) fully paid and nonassessable shares (the “Warrant Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”), at an initial exercise price per share (the “Exercise Price”) equal to $0.909; provided, however, that if SBC Services, Inc. and/or its affiliates (“SBC”) shall not have awarded the Company a contract pursuant to its Request for Quotation for the provision of VTS equipment and service by November 15, 2004, with (a) a minimum term of one (1) year through which the Company will receive a minimum of $10,000,000.00 in annual gross revenues (determined in accordance with U.S. generally accepted accounting principles, consistently applied (“GAAP”) and which contract contemplates the renewal by SBC for at least one (1) additional year, or (b) a minimum term of two (2) years through which the Company will receive a minimum of $10,000,000.00 in annual gross revenues (determined in accordance with GAAP), then the Exercise Price shall be equal to .75 multiplied by the average Market Price for the Common Stock for the ten trading day period immediately preceding November 15, 2004; provided, further, that if SBC and the Company shall not have executed a definitive agreement for the provision of VTS equipment and service by January 15, 2005, with (a) a minimum term of one (1) year through which the Company will receive a minimum of $10,000,000.00 in annual gross revenues (determined in accordance with GAAP) and which contract contemplates the renewal by SBC for at least one

(1) additional year, or (b) a minimum term of two (2) years through which the Company will receive a minimum of $10,000,000.00 in annual gross revenues (determined in accordance with GAAP), then the Exercise Price shall be equal to ..75 multiplied by the average Market Price for the Common Stock for the ten trading day period immediately preceding January 15, 2005. The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term “Warrant” and all references thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, including all Warrants issued upon transfer or exchange of this Warrant as provided herein, and the term “Warrants” means this Warrant and the other warrants of the Company issued pursuant to the Securities Purchase Agreement dated as of October 1, 2004 by and among the Company and the other signatories thereto (the “Securities Purchase Agreement”).

     This Warrant is subject to the following terms, provisions and conditions:

1. Exercise of Warrant.

     (a) Subject to the provisions hereof, including, without limitation, the limitations contained in Section 10 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise notice in the form attached hereto (the "Exercise Notice”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by written notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Notice or (ii) if the holder is effectuating a Cashless Exercise (as defined in Section 9 hereof) pursuant to Section 9 hereof, delivery to the Company of a written notice of an election to effect a Cashless Exercise for the Warrant Shares specified in the Exercise Notice.

     (b) The Warrant Shares purchased upon exercise of this Warrant in accordance with this Section 1 shall be deemed to be issued to the holder hereof or the holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Notice shall have been delivered, and payment shall have been made for such shares as set forth above or, if such date is not a business day, on the next succeeding business day. The Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Notice, shall be delivered to the holder hereof or the holder’s designee within a reasonable time, not exceeding two business days, after this Warrant shall have been so exercised (the “Delivery Period”). If the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder is not obligated to return such certificate for the placement of a legend thereon (pursuant to the Securities Purchase Agreement), the Company shall cause its transfer agent to electronically transmit the Warrant Shares so purchased to the holder or the holder’s designee by crediting the account of the holder or the holder’s designee or its respective nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Company shall deliver to the holder or the holder’s designee physical certificates representing the Warrant Shares so purchased. Notwithstanding the foregoing, the holder or the holder’s designee may instruct the Company to deliver to the holder or such designee physical certificates representing the Warrant Shares so purchased in lieu of delivering such shares by way of DTC Transfer. Any certificates so delivered shall be in such denominations as may be reasonably requested by the holder hereof or the holder’s designee, shall be registered in the name of the holder or such other name as shall be designated by the holder and, following the date on which the Warrant Shares have been registered under the Securities Act pursuant to that certain Registration Rights Agreement, dated as of October 1, 2004, by and among the Company and the other signatories thereto (the “Registration Rights Agreement”) or otherwise may be sold by the holder pursuant to Rule 144 promulgated under the Securities Act (or a successor rule), shall not bear any restrictive legend. If this Warrant shall have been exercised only in part, then the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     (c) If, at any time, a holder of this Warrant submits this Warrant, an Exercise Notice and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Exercise Notice (including pursuant to a Cashless Exercise), and the Company fails for any reason (other than the reasons contemplated by Section 10 hereof) to deliver, on or prior to the fourth business day following the expiration of the Delivery Period for such exercise, the number of shares of Common Stock to which the holder is entitled upon such exercise (an “Exercise Default”), then the Company shall pay to the holder payments (“Exercise Default Payments”) for an Exercise Default in the amount of (i) (N/365), multiplied by (ii) the amount by which the Market Price (as defined in Section 11 hereof) of the Common Stock on the date the Exercise Notice giving rise to the Exercise Default is transmitted in accordance with this Section 1 (the “Exercise Default Date”) exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (iv) .18, where N equals the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default. The accrued Exercise Default Payment for each calendar month shall be paid in cash and shall be made to the holder by the fifth day of the month following the month in which it has accrued. Nothing herein shall limit the holder’s right to pursue actual damages for the Company’s failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms of Section 3(b) hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

2. Period of Exercise.

     (a) Subject to Section 2(b), below, this Warrant shall be exercisable at any time or from time to time during the period (the “Exercise Period”) commencing on September 1, 2005 (the “Commencement Date”) and ending at 5:00 p.m., New York City time, on the fifth anniversary of the Commencement Date. The Exercise Period shall automatically be extended by one day for each day on which (a) the Company does not have a number of shares of Common Stock reserved for issuance upon exercise hereof at least equal to the number of shares of Common Stock issuable upon exercise hereof or otherwise fails to deliver shares of Common

Stock in the names set forth in Section 1 hereof upon proper exercise hereof, or (b) the Warrant Shares are not then otherwise registered for resale as required pursuant to the terms of the Registration Rights Agreement.

     (b) Notwithstanding anything to the contrary set forth herein, this Warrant shall be subject to cancellation by the Company (the “Call Option”) by written notice to the holder hereof prior to the Commencement Date and delivery of $10.00 (the sufficiency of which is hereby acknowledged by the holder) if the following conditions are satisfied:

          (i) the Market Price of the Common Stock exceeds $7.50 (subject to adjustment in the event of stock splits, recapitalizations, dividends and similar events) for 10 consecutive trading days at any time during the period beginning January 1, 2005 and ending June 30, 2005; and

          (ii) the Company’s gross revenue (determined in accordance with United States generally accepted accounting principles, consistently applied) exceeds nine million nine hundred ninety-nine thousand dollars ($9,999,000) for the six month period ending June 30, 2005.

     (c) Upon delivery of a notice pursuant to Section 2(b), all rights of the holder to exercise this Warrant shall cease.

3. Certain Agreements of the Company. The Company hereby covenants and agrees as follows:

     (a) Shares to be Fully Paid. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and non-assessable and free from all taxes, liens, claims and encumbrances.

     (b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise in full of this Warrant (without giving effect to the limitations on exercise set forth in Section 10 hereof).

     (c) Listing. The Company shall use commercially reasonable efforts to promptly secure the listing or quotation of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated or electronic quotation system, if any, upon which shares of Common Stock are then listed or quoted or become listed or quoted (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list or apply for quotation on each national securities exchange or automated or electronic quotation system, as the case may be, and shall maintain such listing or quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed or quoted on such national securities exchange or automated or electronic quotation system.

     (d) Certain Actions Prohibited. The Company shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the economic benefit inuring to the holder hereof and the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     (e) Successors and Assigns. This Warrant shall be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company’s assets.

     (f) Stockholder Approval; Special Meeting of Stockholders. Promptly following the Issuance Date, the Company and its Board of Directors shall (i) prepare proxy materials and solicit proxies requesting Stockholder Approval, (ii) call a special meeting (the “Special Meeting”) of the Company’s stockholders (which shall be held no later than December 1, 2004, subject to any delay caused solely by the SEC’s review of the preliminary proxy statement relating thereto) for the purpose of obtaining Stockholder Approval, (iii) recommend that the Company’s stockholders vote in favor of such approval, and (iv) otherwise use commercially reasonable best efforts to obtain Stockholder Approval. If Stockholder Approval is not obtained at the Special Meeting, the Company and its Board of Directors shall continue to use commercially reasonable best efforts to obtain Stockholder Approval and shall include in the Company’s proxy materials for the next annual meeting of the Company’s stockholders following the Issuance Date, and for each successive annual meeting of the Company’s stockholders until Stockholder Approval is obtained, a request for Stockholder Approval, and, unless the Board of Directors receives an opinion of counsel advising that such recommendation would constitute a breach of the Directors’ fiduciary duties imposed by applicable law, shall recommend that the Company’s stockholders vote in favor of such approval. All expenses related to the solicitation of proxies with respect to, or otherwise incurred in connection with, obtaining Stockholder Approval shall be borne by the Company. “Stockholder Approval” means the affirmative vote by the holders of the requisite number of votes cast at a meeting of stockholders to duly and validly approve the removal of the limitation to the adjustment of the number of shares of Common Stock issuable upon exercise of the Warrant pursuant to the last sentence of Section 4(g).

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and the number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 4.

     (a) Stock Splits, Stock Dividends, Etc. If, at any time during the Exercise Period, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend,

combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such increase shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a reverse stock split, combination, reclassification or other similar event, the Exercise Price in effect immediately prior to such decrease shall be proportionately increased.

     (b) Merger, Consolidation, Etc. If, at any time during the Exercise Period, there shall be (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Company with any other entity (other than a merger in which the Company is the surviving or continuing entity and its capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Company or (iv) any share exchange or other transaction pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property (each of (i) — (iv) above being a “Corporate Change”), then the holder hereof shall thereafter have the right to receive upon exercise of this Warrant, in lieu of the Warrant Shares otherwise issuable, such shares of stock, securities and/or other property as would have been issued or payable in such Corporate Change with respect to or in exchange for the number of Warrant Shares which would have been issuable upon exercise had such Corporate Change not taken place (without giving effect to the limitations contained in Section 10), and in any such case, appropriate provisions (in form and substance reasonably satisfactory to the holder hereof) shall be made with respect to the rights and interests of the holder to the end that the economic value of this Warrant is in no way diminished by such Corporate Change and that the provisions hereof (including, without limitation, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is not the Company, an immediate adjustment of the Exercise Price and Warrant Shares so that the Exercise Price and Warrant Shares immediately after the Corporate Change reflects the same relative value as compared to the value of the surviving entity’s common stock that existed between the Exercise Price and the Warrant Shares and the value of the Company’s Common Stock immediately prior to such Corporate Change) shall thereafter be applicable, as nearly as may be practicable in relation to any shares of stock or securities thereafter deliverable upon the exercise thereof. The Company shall not effect any Corporate Change unless (A) the holder hereof has received written notice of such transaction at least 30 days prior thereto, but in no event later than 15 days prior to the record date for the determination of stockholders entitled to vote with respect thereto, and (B) the resulting successor or acquiring entity (if not the Company) assumes by written instrument (in form and substance reasonable satisfactory to the holder hereof) the obligations of the Company under this Warrant. The above provisions shall apply regardless of whether or not there would have been a sufficient number of shares of Common Stock authorized and available for issuance upon exercise hereof as of the date of such transaction, and shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     (c) Distributions. If, at any time during the Exercise Period, the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a “Distribution”), then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the holder with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

     (d) Convertible Securities and Purchase Rights. If, at any time during the Exercise Period, the Company issues any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock (“Convertible Securities”) or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities (“Purchase Rights”) pro rata to the record holders of any class of Common Stock, whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the holder hereof shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the holder would have received with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 10) had the holder hereof been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the exercise of this Warrant, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or convertibility right shall remain in effect until 30 days after the date the holder receives such Convertible Securities or Purchase Rights pursuant to the exercise hereof.

     (e) Dilutive Issuances.

          (i) Adjustment Upon Dilutive Issuance. If, at any time the Company issues or sells, or in accordance with subparagraph (ii) of this Section 4(e) is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Exercise Price in effect on the date of issuance or sale (or deemed issuance or sale) (a “Dilutive Issuance”), then effective immediately upon the Dilutive Issuance, the Exercise Price shall be adjusted in accordance with the following formula:

AEP=	C x	O+P/C

CSDO

where:

     AEP = the adjusted Exercise Price;

     C = the Exercise Price on (a) for purposes of any private sale of securities exempt from registration under Section 3(b) or 4(2) of the Securities Act, the date that the

Company enters into legally binding definitive agreements for the issuance of such Common Stock, and (b) for purposes of any other such issuance of Common Stock, the date of issuance thereof;

     O = the number of shares of Common Stock outstanding immediately prior to the Dilutive Issuance;

     P = the aggregate consideration, calculated as set forth in Section 4(e)(ii) hereof, received by the Company upon such Dilutive Issuance; and

     CSDO = the total number of shares of Common Stock actually outstanding (after giving effect to the Dilutive Issuance, and not including shares of Common Stock held in the treasury of the Company), plus (a) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Purchase Rights, the maximum total number of shares of Common Stock issuable upon the exercise of the Purchase Rights for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Purchase Rights), and (y) in the case of any adjustment required by this Section 4(e)(i) due to the issuance of Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any.

     Notwithstanding the foregoing, no adjustment shall be made to this Section 4 if such adjustment would result in an increase in the Exercise Price.

          (ii) Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under clause (i) of this Section 4(e), the following will be applicable:

               (1) Issuance of Purchase Rights. If the Company issues or sells any Purchase Rights, whether or not immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Purchase Rights (and the price of any conversion of Convertible Securities, if applicable) is less than the Exercise Price in effect on the date of issuance or sale of such Purchase Rights, then the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable) shall, as of the date of the issuance or sale of such Purchase Rights, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Purchase Rights” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Purchase Rights, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Purchase Rights, plus, in the case of Convertible Securities issuable upon the exercise of such Purchase Rights, the minimum aggregate amount of additional consideration payable upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise of all such Purchase Rights (assuming full conversion, exercise or exchange of Convertible Securities, if applicable). No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon the exercise of such Purchase Rights or upon the conversion, exercise or exchange of Convertible Securities issuable upon exercise of such Purchase Rights.

               (2) Issuance of Convertible Securities. If the Company issues or sells any Convertible Securities, whether or not immediately convertible, exercisable or exchangeable, and the price per share for which Common Stock is issuable upon such conversion, exercise or exchange is less than the Exercise Price in effect on the date of issuance or sale of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the conversion, exercise or exchange of all such Convertible Securities shall, as of the date of the issuance or sale of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. If the Convertible Securities so issued or sold do not have a fluctuating conversion or exercise price or exchange ratio, then for the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange thereof (determined in accordance with the calculation method set forth in this clause (ii)(2) of this Section 4(e)) at the time such Convertible Securities first become convertible, exercisable or exchangeable, by (B) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. If the Convertible Securities so issued or sold have a fluctuating conversion or exercise price or exchange ratio (a “Variable Rate Convertible Security”), then for purposes of the next preceding sentence, the “price per share for which Common Stock is issuable upon such conversion, exercise or exchange” shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Variable Rate Convertible Security have been satisfied) if the conversion price of such Variable Rate Convertible Security on the date of issuance or sale thereof was seventy-five percent (75%) of the actual conversion price on such date (the “Assumed Variable Market Price”), and, further, if the conversion price of such Variable Rate Convertible Security at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 4(e) with respect to any Variable Rate Convertible Security, the Exercise Price in effect at such time shall be readjusted to equal the Exercise Price which would have resulted if the Assumed Variable Market Price at the time of issuance of the Variable Rate Convertible Security had been seventy-five percent (75%) of the actual conversion price of such Variable Rate Convertible Security existing at the time of the adjustment required by this sentence. No further adjustment to the Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion, exercise or exchange of such Convertible Securities.

               (3) Change in Option Price or Conversion Rate. If there is a change at any time in (A) the amount of additional consideration payable to the Company upon the exercise of any Purchase Rights; (B) the amount of additional consideration, if any, payable to the Company upon the conversion, exercise or exchange of any Convertible Securities; or (C) the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Purchase Rights or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion, exercise or exchange rate, as the case may be, at the time initially issued or sold.

               (4) Calculation of Consideration Received. If any Common Stock, Purchase Rights or Convertible Securities are issued or sold for cash, the consideration received therefor will be the amount received by the Company therefor, after deduction of all underwriting discounts or allowances in connection with such issuance, grant or sale. In case any Common Stock, Purchase Rights or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, including in the case of a strategic or similar arrangement in which the other entity will provide services to the Company, purchase services from the Company or otherwise provide intangible consideration to the Company, the amount of the consideration other than cash received by the Company (including the net present value of the consideration expected by the Company for the provided or purchased services) shall be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Purchase Rights or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Purchase Rights or Convertible Securities, as the case may be. Notwithstanding anything else herein to the contrary, if Common Stock, Purchase Rights or Convertible Securities are issued or sold in conjunction with each other as part of a single transaction or in a series of related transactions, the holder hereof may elect to determine the amount of consideration deemed to be received by the Company therefor by deducting the fair value of any type of securities (the “Disregarded Securities”) issued or sold in such transaction or series of transactions. If the holder makes an election pursuant to the immediately preceding sentence, no adjustment to the Exercise Price shall be made pursuant to this Section 4(e) for the issuance of the Disregarded Securities or upon any conversion, exercise or exchange thereof. For example, if the Company were to issue convertible notes having a face value of $1,000,000 and warrants to purchase shares of Common Stock at an exercise price equal to the Market Price of the Common Stock on the date of issuance of such warrants in exchange for $1,000,000 of consideration, the fair value of the warrants would be subtracted from the $1,000,000 of consideration received by the Company for the purposes of determining whether the shares of Common Stock issuable upon conversion of the convertible notes shall be deemed to be issued at a price per share below Exercise Price and, if so, for purposes of determining any adjustment to the Exercise Price hereunder as a result of the issuance of the convertible notes. The Company shall calculate, using standard commercial valuation methods appropriate for valuing such assets, the fair market value of any consideration other than cash or securities; provided, however, that if the holder hereof does not agree to such fair market value calculation within three business days after receipt thereof from the Company, then such fair market value shall be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder, with the costs of such appraisal to be borne by the Company.

               (5) Issuances Pursuant to Existing Securities. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments (other than as a result of stock splits, stock dividends and the like) contained in any Convertible Securities or Purchase Rights outstanding as of the date hereof but not included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, then all shares of Common Stock so issued shall be deemed to have been issued for no consideration. If the Company issues (or becomes obligated to issue) shares of Common Stock pursuant to any antidilution or similar adjustments contained in any Convertible Securities or Purchase Rights included in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement as a result of the issuance of the Series A Preferred Stock or Warrants pursuant to the Securities Purchase Agreement and the number of shares that the Company issues (or is obligated to issue) as a result of such initial issuance exceeds the amount specified in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement, such excess shares shall be deemed to have been issued for no consideration.

               (6) Exceptions to Adjustment of Exercise Price. Notwithstanding the foregoing, no adjustment to the Exercise Price shall be made upon (A) this issuance of Common Stock upon the exercise or conversion of any Convertible Securities or Purchase Rights outstanding on the date hereof and described in Section 3(c) of the Disclosure Schedule to the Securities Purchase Agreement in accordance with the terms of such Convertible Securities and Purchase Rights as of such date; (B) the grant of options to purchase Common Stock, with exercise prices not less than the Market Price of the Common Stock on the date of grant, which are issued to employees, officers, directors or consultants of the Company for the primary purpose of soliciting or retaining their employment or service pursuant to any equity compensation plan of the Company in effect as of the date hereof and the issuance of shares of Common Stock upon the exercise thereof; (C) conversion of the Series A Preferred Stock or exercise of the Warrants, or (D) the issuance of securities in connection with strategic business partnerships or joint ventures, the primary purpose of which, in the reasonable judgment of the Board of Directors, is not to raise additional capital.

     (f) Other Action Affecting Exercise Price. If, at any time during the Exercise Period, the Company takes any action affecting the Common Stock that would be covered by Section 4(a) through (e), but for the manner in which such action is taken or structured, which would in any way diminish the value of this Warrant, then the Exercise Price shall be adjusted in such manner as the Board of Directors of the Company shall in good faith determine to be equitable under the circumstances.

     (g) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price. Notwithstanding the foregoing, no adjustment to the number of shares of Common Stock issuable upon exercise of this Warrant shall be made as a result of adjustments to the Exercise Price pursuant to Section 4(e) unless Stockholder Approval has been obtained, after which time the limitation set forth in this sentence shall be of no force or effect for future adjustments; provided, however, that once Stockholder Approval has been obtained, any adjustment made to the Exercise Price prior to Stockholder Approval that would have resulted in an adjustment to the number of shares of Common Stock issuable upon the exercise of this Warrant but for the limitation set forth in this sentence shall be applied effective as of the date of the dilutive issuance giving rise to such adjustment as if such limitation had not existed.

     (h) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment or readjustment of the Exercise Price or change in number or type of stock, securities and/or other property issuable upon exercise of this Warrant, then, and in each such case, the Company shall give notice thereof to the holder hereof, which notice shall state the Exercise Price resulting from such adjustment or readjustment and any change in the number of type of stock, securities and/or other property issuable upon exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

     (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

     (j) Other Notices. In case at any time:

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company’s past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant (A) notice of the date or estimated date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company’s books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder hereof.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, Redemption and Replacement of Warrant.

     (a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Sections 7(f) and 10 hereof and to the provisions of Section 5 of the Securities Purchase Agreement. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of the Registration Rights Agreement.

     (b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares (at the Exercise Price therefor) as shall be designated by the holder hereof at the time of such surrender.

     (c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     (d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The holder shall pay all taxes and all other expenses (other than legal expenses, if any, incurred by the Company) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7. The Company shall indemnify and reimburse the holder of this Warrant for all losses and damages arising as a result of or related to any breach of the terms of this Warrant, including costs and expenses (including legal fees) incurred by such holder in connection with the enforcement of its rights hereunder.

     (e) Warrant Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

     (f) Transfer or Exchange Without Registration. If, at the time of the surrender of this Warrant in connection with any transfer or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder) shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws (the cost of which shall be borne by the Company if the Company’s counsel renders such an opinion, and up to $1,000 of such cost (subject to a maximum aggregate cost of $10,000) shall be borne by the Company if the holder’s counsel is required to render such opinion), (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act.

8. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in the Registration Rights Agreement, including the right to assign such rights to certain assignees, as set forth therein.

9. Cashless Exercise. This Warrant may be exercised at any time during the Exercise Period by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder’s intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a “Cashless Exercise”). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price of a share of the Common Stock on the date of exercise and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

10. Restrictions on Exercise and Transfer. In no event shall the holder hereof have the right to exercise any portion of this Warrant for shares of Common Stock or to dispose of any portion of this Warrant to the extent that such right to effect such exercise or disposition would result in the holder and its affiliates together beneficially owning more than 4.99% of the outstanding shares of Common Stock. For purposes of this Section 10, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder. The restriction contained in this Section 10 may not be altered, amended, deleted or changed in any manner whatsoever unless the holders of a majority of the outstanding shares of Common Stock and the holder hereof shall approve, in writing, such alteration, amendment, deletion or change.

11. Certain Definitions. For purposes of this Warrant, the following capitalized terms shall have the respective meanings assigned to them:

     (a) “business day” means any day, other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

     (b) “Market Price” means, for any security as of any date, the last sales price of such security on the principal trading market where such security is listed or traded as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Company and reasonably acceptable to the holder hereof if Bloomberg Financial Markets is not then reporting closing sales prices of such security) (in any case, “Bloomberg”), or if the foregoing does not apply, the last reported sales price of such security on a national exchange or in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no such price is reported for such security by Bloomberg, the average of the bid prices of all market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading day for such security, on the next preceding date which was a trading day. If the Market Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Market Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

     (c) “trading day” means any day on which the SmallCap Market or, if the Common Stock is not then traded on the SmallCap Market, the principal national securities exchange, automated quotation system or other trading market where the Common Stock is then listed, quoted or traded, is open for trading.

12. Miscellaneous.

     (a) Governing Law; Jurisdiction. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware. The Company irrevocably consents to the jurisdiction of the United States federal courts and the state courts located in the County of New Castle, State of Delaware, in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of the holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     (b) Construction. Whenever the context requires, the gender of any word used in this Warrant includes the masculine, feminine or neuter, and the number of any word includes the singular or plural. Unless the context otherwise requires, all references to articles and sections refer to articles and sections of this Warrant, and all references to schedules are to schedules attached hereto, each of which is made a part hereof for all purposes. The descriptive headings of the several articles and sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

     (c) Severability. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant or the validity or enforceability of this Warrant in any other jurisdiction.

     (d) Entire Agreement; Amendments. This Warrant contains the entire understanding of the Company and the holder hereof with respect to the matters covered herein. Subject to any additional express provisions of this Warrant, no provision of this Warrant may be waived other than by an instrument in writing signed by the party to be charged with enforcement, and no provision of this Warrant may be amended other than by an instrument in writing signed by the Company and the holder.

     (e) Notices. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile transmission, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The initial addresses for such communications shall be as follows, and each party shall provide notice to the other parties of any change in such party’s address:

(i)	If to the Company:

Remote Dynamics, Inc. 1155 Kas Drive, Suite 100

Richardson, TX 75081 Telephone: 972-301-2733 Facsimile: 972-301-2263 Attention: J. Raymond Bilbao, Esquire

with a copy simultaneously transmitted by like means (which transmittal shall not constitute notice hereunder) to:

Locke Liddell & Sapp LLP 2200 Ross Avenue Suite 2200 Dallas, TX 75201-6776 Telephone: 214-740-8570 Facsimile: 214-756-8570 Attention: Stephen L. Sapp. Esquire

          (ii) If to the holder, at such address as shall be set forth in the Warrant Register from time to time.

     (f) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the holder and their respective permitted successors and assigns. Except as provided herein, the Company shall not assign this Warrant or its obligations hereunder. The holder hereof may assign or transfer this Warrant and such holders rights hereunder in accordance with Section 7 hereof.

     (g) Equitable Relief. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder by vitiating the intent and purpose of this Warrant. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

[REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

REMOTE DYNAMICS, INC.

By:	/s/ W. Michael Smith

Name:	W. Michael Smith
Title:	Chief Operating Officer

FORM OF EXERCISE NOTICE

(To be Executed by the Holder in order to Exercise the Warrant)

To:	Remote Dynamics, Inc. 1155 Kas Drive, Suite 1000 Richardson, TX 75081 Facsimile: (972) 301-2263 Attention: Chief Executive Officer

          The undersigned hereby irrevocably exercises the right to purchase    shares of the Common Stock of Remote Dynamics, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), at the current Exercise Price of $   , evidenced by the attached Warrant, and herewith [makes payment of the Exercise Price with respect to such shares in full][elects to effect a Cashless Exercise (as defined in Section 9 of such Warrant)], all in accordance with the conditions and provisions of said Warrant.

          The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

☐ The undersigned requests that the Company cause its transfer agent to electronically transmit the Common Stock issuable pursuant to this Exercise Notice to the account of the undersigned or its nominee (which is    ) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”), provided that such transfer agent participates in the DTC Fast Automated Securities Transfer program.

☐ In lieu of receiving the shares of Common Stock issuable pursuant to this Exercise Notice by way of DTC Transfer, the undersigned hereby requests that the Company cause its transfer agent to issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

The undersigned requests that a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant, in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:

Signature of Holder

Name of Holder (Print)

Address:

FORM OF ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No. of Shares

, and hereby irrevocably constitutes and appoints                    as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:	,

In the presence of

Name:

Signature:

Title of Signing Officer or Agent (if any):

Address:

Note:	The above signature should correspond exactly with the name on the face of the within Warrant.

REMOTE DYNAMICS, INC.

PROXY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE SPECIAL MEETING TO BE HELD ON DECEMBER 15, 2004

The undersigned hereby appoints W. Michael Smith or J. Raymond Bilbao, and each of them, jointly and severally, as the undersigned’s proxy or proxies, with full power of substitution, to vote all shares of common stock of Remote Dynamics, Inc. which the undersigned is entitled to vote at the special meeting of the common stockholders to be held at 1155 Kas Drive, Suite 100, Richardson, Texas on Wednesday, December 15, 2004 at 10:00 a.m., Richardson, Texas time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR REMOVAL OF THE LIMITATION SPECIFIED IN PROPOSAL 1 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

(Continued, and to be marked, dated and signed, on the other side.)

▲ FOLD AND DETACH HERE ▲

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.	If you are calling from within the United States, call toll free 1-800-435-6710 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

Or

2. Vote by Internet at our Internet Address: www.eproxy.com/REDI

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

The board of directors recommend a vote FOR Proposal 1	Please mark your votes as indicated in this example.	☒

1.	The approval of anti-dilution protections in the event of a dilutive stock issuance by us that are contained in two October 1, 2004 stock purchase warrants issued to the holder of our series A preferred stock to purchase 1,000,000 and 625,000 shares of our common stock, respectively, which protections authorize the issuance of additional shares of our common stock to the holder of the warrants if such dilutive issuance protections are triggered.

☐ FOR ☐AGAINST ☐ ABSTAIN

2.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Date	/

Signature

Signature, If Jointly Held

If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

• FOLD AND DETACH HERE •

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to special meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/redi		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.